EXHIBIT 10.14

                                TENANCY AGREEMENT

[_] DEPOSIT BASIS RENT
[X] MONTHLY RENT

                              PROPERTY DESCRIPTION

LOCATION Room # 817 and 6 other rooms, LG Palace Building, 165-8 Dongkyo-Dong, Mapo-Gu, Seoul, Korea

LAND              Classification  -  _________;  Area  -  47.547(m(2))  (approx.
                  14.383 pyeong); Direction - Southeast

BUILDING Construction - reinforcing rods and ferroconcrete; Use - Business; Gross floor space - 354.08 (m(2)) (approx. 107.11 pyeong)

PROPERTY TO LEASE Offices including the whole exclusively possessed area of room
                  # 817 and six other rooms at lease the location stated above

This Agreement is made in regards to the lease of the Property described above between the Landlord and Tenant with below conditions.

Item 1 [Deposits and Payment dues] The Landlord agrees to let and the Tenant agrees to take the Property and Contents at the deposit and rent payable as below


Deposit             The sum       Sixty Million won (60,000,000 Won)
                   of money

Down Payment

Part Payment

The Remainder

The Rent Five Million and 7 Hundred Thousand won (5,700,000 Won) Rental payments will be equal. Monthly payments due on the 10th of the month.

Item 2 [Terms] Term of the agreement is fixed term agreement for 12 months, starting on July 10, 2005 and ending on July 9, 2006. Item 3 [Change of use or Sublease] Not to assign, or sublet, part with possession of the Property, or to let any other person use the Property. To use the Property for business purpose and not to use it or any part of it for any other purpose nor to allow anyone else to do so.

Item 4 [Cancellation of the Agreement] If at any time the Rent is outstanding for two consecutive times after becoming due (whether formally demanded or not) and/or Item 3 of this Agreement is breached by the Tenant, the Agreement itself can be cancelled.

Item 5 [End of Tenancy] (1) To leave the Property at the end of the tenancy in good repair and condition, upon the date so appointed and hand back all keys to doors, windows and any other items. (2) When the Tenant leave the Property in agreement with the term (1), the balance of the Deposit is to be paid to the
Tenant only after vacation of the Property. The outstanding Rent and compensation for damages are deducted from the Deposit and such amount to be assessed upon termination of the Agreement.

Item 6 [Discharge of the Agreement]: The Landlord can discharge the Agreement by paying double the amount of the Down payment to the Tenant until the Tenant pays the Part payment (the Remainder if there is no Part payment) and the Tenant can discharge the Agreement by giving the Down payment out.

EXCEPT THAT,

         - THE AGREEMENT IS MADE ON THE PRESENT CONDITION OF THE PROPERTY AFTER THE GOVERNMENT REGISTER CERTIFICATE AND THE SITE ARE CONFIRMED. ANY DAMAGES OR CHANGES TO THE CONDITION OF THE PROPERTY DURING THE TERM HAVE TO BE RESTORED BY THE TENANT.

         - THE MANAGEMENT EXPENSES AND OUTGOINGS ARE SETTLED ON THE APPOINTED DATE FOR THE REMAINDER PAYMENT.

         -        WHEN TAX INVOICES ARE ISSUED, SURTAX IS NOT INCLUDED.

         - THIS AGREEMENT IS MADE ON THE PURPOSE OF USING THE FOLLOWING ROOMS; ROOM # 817, 818, 819, 820, 821, 822 AND 823, AND THE
                  GROSS FLOOR SPACE IS THE SUM OF AREAS OF THOSE ROOMS

         - THE PROPERTY IS GIVEN AS SECURITY FOR AT MOST US $1,300,000 OF BOND BY INDUSTRIAL BANK OF KOREA.

The Agreement should be signed by both the Landlord and the Tenant and both parties should keep a copy of original agreements.

                                  JUNE 23, 2005

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 The Landlord    Address      16-7, Samjung-Dong, Ojung-Gu, BuCheon,       Sign
                              Kyonggi-Do, Korea
 -------------------------------------------------------------------------------
                 Social       110111-14383 Tel. 338-6283  Name  Eugene Science,
                 Security No.                                   Inc.
 -------------------------------------------------------------------------------
 The  Landlord's Address                                                    Sign
 Agent
 -------------------------------------------------------------------------------
                 Social                    Tel.           Name
                 Security No.
 -------------------------------------------------------------------------------
 The Tenant      Address      8th  floor, LG Palace Building,               Sign
                              Dongkyo-Dong, Mapo-Gu, Seoul, Korea
 -------------------------------------------------------------------------------
                 Social       314-81-31847 Tel. 6333-4200 Name  Bestian Partners
                 Security No.                                   Co. Ltd.,
 -------------------------------------------------------------------------------
 The Tenant's    Address                                                    Sign
 Agent
 -------------------------------------------------------------------------------
                 Social                    Tel.           Name
                 Security No.
 -------------------------------------------------------------------------------


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